UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 30, 2016, AMC Entertainment Holdings, Inc. (“AMC’) issued a press release regarding the adjournment of the Carmike Cinemas, Inc. shareholder meeting. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

99.1	Press Release dated June 30, 2016

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Important Additional Information Regarding the Merger

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed merger of Carmike Cinemas, Inc. (“Carmike”) with and into a wholly-owned subsidiary of AMC. In connection with the proposed merger, Carmike filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) on May 23, 2016. Carmike mailed the definitive proxy statement to its stockholders on or about May 25, 2016. BEFORE MAKING ANY VOTING DECISION, CARMIKE’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Carmike stockholders are able to obtain a free copy of the definitive proxy statement and other relevant documents filed by Carmike with the SEC at the SEC’s website at www.sec.gov. In addition, Carmike stockholders may obtain a free copy of the proxy statement and other relevant documents from the Carmike’s website at http://www.carmikeinvestors.com/.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy from any stockholder with respect to the proposed merger.  However, AMC and its directors and executive officers, may be deemed to be participants in the solicitation of proxies with respect to the proposed merger.  More detailed information regarding the identity of these potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement filed by AMC with the SEC on March 15, 2016 and in the Annual Report on Form 10-K filed by AMC with the SEC on March 8, 2016.  Carmike stockholders may obtain a free copy of these filings from the SEC’s website at ww.sec.gov and from the investor relations section of AMC’s website at amctheatres.com.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “plan,” “estimate,” “will,” “project,” “intend,” “expect,” “should,” “believe,” “continue,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters.    These forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and other facts include, but are not limited to, with respect to our pending Carmike acquisition, our ability to satisfy closing conditions in the anticipated time frame or at all, obtaining regulatory approval, including the risk that any approval may be on terms or subject to conditions that are not anticipated; obtaining Carmike stockholders approval;  the possibility that the Carmike acquisition does not close, including in circumstances in which we would be obligated to pay Carmike a termination fee or other damage or expenses;  our ability to finance the proposed Carmike acquisition on acceptable terms; responses of activist stockholders to the proposed Carmike transaction; our ability to realize expected benefits and synergies from the proposed Carmike acquisition; execution risks related to the proposed Carmike acquisition; litigation and/or regulatory actions related to the proposed Carmike transaction; our significant indebtedness, including the indebtedness incurred to acquire Carmike; execution risks related to the integration of Starplex Cinemas into our business; our ability to achieve expected synergies and performance from our acquisition of Starplex Cinemas; decreased supply, quality and performance of, and delays in our access to, motion pictures; risks relating to our significant indebtedness; our ability to utilize net operating loss carry forwards to reduce future tax liability; increased competition in the geographic areas in which we operate and from alternative film delivery methods and other forms of entertainment; continued effectiveness of our strategic initiatives; the impact of shorter theatrical exclusive release windows; our ability to attract and retain senior executives and other key personnel; the impact of governmental regulation, including anti-trust review of our acquisition opportunities and investigations concerning potentially anticompetitive conduct, including film clearances and participation in certain joint ventures; unexpected delays and costs related to our optimization of our theatre circuit; failures, unavailability or security breaches of our information systems; and other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange or interest rates, changes in tax laws, regulations, rates and policies.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of these risks and uncertainties, see the section entitled “Risk Factors” in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 8, 2016, and our other public filings. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly  caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: June 30, 2016	By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated June 30, 2016